SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities
                               Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant /   /

Check the appropriate box:

/  / Preliminary Proxy Statement

/   / Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

/ X / Definitive Proxy Statement

/   / Definitive Additional Materials

/   / Soliciting Material Pursuant to Section 240.14a-12

                        Ramtron International Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required.

/   / Fee computed on table below per Exchange Act Rule 14-6(i)(4) and 0-11

      1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)  Proposed maximum aggregate value of transaction:

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      5)  Total fee paid:

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/   /  Fee paid previously with preliminary materials.

/   /  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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                      RAMTRON INTERNATIONAL CORPORATION

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               June 2, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders (the "Annual Meeting") of Ramtron International Corporation, a Delaware corporation (the "Company"), will be held on June 2, 2006, at 10:30 a.m., Mountain Time, at the Hilton Garden Inn, 1810 Briargate Parkway, Colorado Springs, Colorado 80920, for the following purposes, each as more fully described in the attached Proxy Statement:

1. To elect eight directors to our Board of Directors. The names of the nominees to be presented for election are: William G. Howard, William W. Staunton, III, Eric A. Balzer, Klaus Fleischmann, Doris Keitel-Schulz, William George, Jack L. Saltich and Theodore J. Coburn.

2. To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2006.

3. To transact other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Only record holders of the Company's Common Stock at the close of business on April 6, 2006, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment(s) thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether you own a few or many shares of stock and whether or not you expect to attend the Annual Meeting in person, it is important that your shares be voted to ensure your representation and the presence of a quorum at the annual meeting. Most beneficial stockholders who own shares through a bank or broker may vote by telephone or the Internet as well as by mail. Registered stockholders who own their shares in their own name must vote by mail. If you vote by mail, please complete, sign, date and return the accompanying proxy card in the enclosed envelope. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so by voting in person at the annual meeting. Your proxy may be revoked at any time prior to the annual meeting in accordance with the procedures set forth in the Proxy Statement.

                                            By Order of the Board of Directors

                                            /s/ Eric A. Balzer
                                            -----------------------
                                            Eric A. Balzer
                                            Secretary
Colorado Springs, Colorado
April 17, 2006

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                      RAMTRON INTERNATIONAL CORPORATION

                               PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

The enclosed proxy is solicited by and on behalf of the Board of Directors of Ramtron International Corporation, a Delaware corporation ("Ramtron" or the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 2, 2006, at 10:30 a.m., Mountain Time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Hilton Garden Inn, 1810 Briargate Parkway, Colorado Springs, Colorado 80920.

The Company's principal place of business is 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

The proxy statement and accompanying proxy are first being mailed to the Company's shareholders on or about April 24, 2006.

                               VOTING AND PROXIES

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will be asked to act upon the matters outlined in the notice of meeting on the cover page and described in this proxy statement, including the election of directors and ratification of the appointment of our independent auditors for the fiscal year ending December 31, 2006. In addition, management will respond to questions from shareholders.

Who is entitled to vote?

Only holders of record of shares of the Company's Common Stock at the close of business on April 6, 2006 (the "Record Date") are entitled to vote at the Annual Meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. 24,387,830 shares of Common Stock were issued and outstanding as of the close of business on the Record Date.

What are the voting rights of the holders of the Company's Common Stock?

Each outstanding share of the Company's Common Stock will be entitled to one vote on each matter.

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How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Shareholders of record of Common Stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. Shareholders who hold shares beneficially in street name may vote by mail by completing, signing, and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements and (2) to allow for the tabulation of votes and certification of the vote. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to management of the Company.

How are votes counted?

In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees.

For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," the abstention has the same effect as a vote "AGAINST." If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the nominees to the Board and "FOR" the ratification of the independent auditors).

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What is the voting requirement to approve each of the proposals?

In the election of directors, the eight persons receiving the highest number of "FOR" votes cast in their favor at the Annual Meeting will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in the aggregate voting power of the outstanding shares of Common Stock entitled to vote will constitute a quorum, permitting the conduction of business by the Company at the meeting. As of the Record Date, 24,387,830 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 12,193,916 votes will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

What happens if additional matters are presented at the Annual Meeting?

Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy-holders, Gery E. Richards and William W. Staunton, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director at the time of the meeting, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

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Do the shareholders have any appraisal rights with regard to any of the proposals?

No. Under Delaware law, shareholders are not entitled to appraisal rights with respect to these proposals.

Who will bear the cost of soliciting votes for the Annual Meeting?

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Provided, however, that in the event the Company determines it is necessary to engage a proxy soliciting firm for the purpose of soliciting proxies for items to be voted upon, the Company may do so prior to the meeting. Any such firm engaged would be paid customary fees for their services. If you choose to access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the quarter ending June 30, 2006.

What is the difference between holding my shares as a shareholder of record and as a beneficial owner?

Most shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     - Shareholder of Record - If your shares are registered directly in your name with the Company's transfer agent, Citibank, N.A., you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company's designated proxyholders or to vote in person at the meeting. The Company has enclosed or sent a proxy card for you to use together with the notice of meeting and this proxy statement.

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     -  Beneficial Owner - If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote and are also invited to attend the annual meeting. Since a beneficial owner is not the shareholder of record, you may not vote these in person at the meeting unless you obtain a "legal proxy" from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee, or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

How will my proxy be voted?

Your proxy, when properly signed and returned to us, and not revoked, will be voted in accordance with your instructions relating to the election of directors and on Proposal 2. We are not aware of any other matter that may be properly presented other than the election of directors and Proposal 2. If any other matter is properly presented, the persons named in the enclosed form of proxy will have discretion to vote in their best judgment. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

What if I don't mark the boxes on my proxy?

Unless you give other instructions on your form of proxy, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each Proposal in this Proxy Statement. In summary, the Board recommends a vote FOR:

     -  The election of William G. Howard, William W. Staunton, III,
        Eric A. Balzer, Klaus Fleischmann, Doris Keitel-Schulz,
        William George, Jack L. Saltich and Theodore J. Coburn as directors.

     - The ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2006.

Can I go to the Annual Meeting if I vote by proxy?

Yes. Attending the Annual Meeting does not revoke the proxy. However, you may revoke your proxy at any time before it is actually voted by giving written notice to the secretary of the Annual Meeting or by delivering a later dated proxy.

Will my vote be public?

No. As a matter of policy, shareholder proxies, ballots and tabulations that identify individual shareholders are kept confidential and are only available as actually necessary to meet legal requirements.

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SHAREHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE, AND
PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED BY THE PROXY. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED AT THE DISCRETION OF THE PROXY HOLDERS.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company, which are intended to be presented by such stockholders at the next annual meeting of stockholders of the Company to be held after the 2006 Annual Meeting must be received by the Company not later than December 15, 2006 or within a reasonable time prior to the Company's filing of its proxy materials, in order that they may be included in the proxy statement and form of proxy relating to the 2007 annual meeting. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company by certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for June 2, 2006.

                        PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

A board of eight directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the eight nominees named below, all of whom are currently directors of the Company. It is not expected that any nominee will be unable or will decline to serve as a director. If, however, any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and not for a greater number of persons than the number of nominees listed below. The term of office of each person elected as a director at the Annual Meeting will continue until the next annual meeting of stockholders and such time as his/her successor is duly elected and qualified or until his/her earlier resignation, removal or death.

The names of the nominees, who constitute all of the current directors, and certain information about them, are set forth below:

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Name                           Age   Position(s) with the Company
----                           ---   ----------------------------

William G. Howard(1)(2)(3)     64    Chairman of the Board, Chairman of the
                                     Audit Committee, and Chairman of the
                                     Compensation Committee
Klaus Fleischmann(1)(2)(3)     43    Director
Doris Keitel-Schulz(1)(2)(3)   46    Director
William George(2)(3)           63    Director
Jack L. Saltich(1)(2)          62    Director
Theodore J. Coburn(1)(3)       53    Director
William W. Staunton            58    Director, Chief Executive Officer
Eric A. Balzer                 58    Director, Chief Financial Officer and
                                     Corporate Secretary
-----------
(1)  Member of the Audit Committee
(2)  Member of the Compensation Committee
(3)  Member of the Nominating Committee

All directors and executive officers are elected by the Board of Directors for an initial term which continues until the Board meeting immediately preceding the next annual statutory meeting of the stockholders, and thereafter are elected for one-year terms or until their successors have been elected.

Dr. Howard has served as a Director since July 1994. Since September 1990, Dr. Howard has been an independent engineering consultant to various entities, including SEMATECH, the Semiconductor Industry Association and Dow Corning. From October 1987 until December 1990, he served as a Senior Fellow at the National Academy of Engineering while on leave from Motorola. From 1969 to 1990, Dr. Howard was employed by Motorola where he most recently served as Corporate Senior Vice President and Director of Research and Development. Dr. Howard is a member of the National Academy of Engineering and a fellow of the Institute of Electrical Engineers and of the American Association for the Advancement of Science. Dr. Howard is Chairman of Thunderbird Technologies, a private company developing new transistor technologies and is a Director of Credence Systems, Inc., a public company that manufactures electronic test equipment; and Xilinx, Inc., a public company that manufactures integrated circuits.

Mr. Fleischmann has served as a Director since May 2001. Mr. Fleischmann has served as the Vice President of Alliances for Infineon Technology AG since February 2005. From November 2003 until February 2005, Mr. Fleischmann served as Vice President of Business Development for Infineon Technology AG. From July 2000 to October 2003, he served as Senior Director of Business Development and Relations for Infineon Technologies' Memory Products Division. Holding various positions with Siemens AG, the parent company of Infineon, Mr. Fleischmann has over 21 years of business and financial management experience including positions as financial controller for wafer fabrication and semiconductor assembly and testing facilities. From 1999 to 2000, Mr. Fleischmann held the position of Director of Business Administration Products, Projects and Research and Development for Infineon's Memory Products Division. In 1997, Mr. Fleischmann was named Director of Business Administration Products, Projects and Research and Development for Siemens' Memory Products Division.

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Ms. Doris Keitel-Schulz has served as a Director since October 2003.  In
November 2004, Ms. Keitel-Schulz was named Sr. Director of Product Development of Infineon Flash, which position she continues to hold. In April 2006, Ms. Keitel-Schulz was also appointed Managing Director of Infineon Flash Italy. From December 2001 until October 2004, Ms. Keitel-Schulz served as
Sr. Director of Special Projects within the Memory Products Group of Infineon Technologies AG. From March 1997 until November 2001, Ms. Keitel-Schulz served as Director of Product Development Embedded DRAM of Infineon Technologies AG. Ms. Doris Keitel-Schulz is a 21-year veteran in the development, manufacture and application of semiconductor components. Ms. Keitel-Schulz holds a Masters degree in Material Science and Electronics from the University of Erlangen-Nueremberg.

Dr. William George became a director of the Company in August 2005. Since August 1999, Dr. George has served as Senior Vice President of Operations for ON Semiconductor, a supplier of performance power solutions that spun off from Motorola, Inc. in 1999. From June 1997 until July 1999, Dr. George served as corporate vice president and director of Manufacturing for Motorola's Semiconductor Components Group. Dr. George served as a Supervisory Director of Metron Technology, a global supplier of semiconductor equipment and materials, from October 2003 until it was acquired by Applied Materials, Inc. in October 2004. Dr. George received a B.S. degree in Metallurgical Engineering from the University of Oklahoma and a Ph.D. in Materials Science from Purdue University.

Jack Saltich has been a member of our Board of Directors since August 2005.
Mr. Saltich is a retired executive with over 30 years of experience.   From
July 1999 till his retirement in August 2005, he was President and Chief Executive Officer of Three Five systems Inc., a technology company specializing in the design, development, and manufacturing of customer displays and display systems. In September 2005, Three-Five Systems, Inc. filed a voluntary Chapter 11 bankruptcy petition with the federal bankruptcy court in Arizona, such bankruptcy proceeding is ongoing. From 1993 to 1999, Mr. Saltich served as Vice President with Advanced Micro Devices, where his last position was General Manager of AMD's European Microelectronics Center in Dresden, Germany. From 1971 to 1988, Mr. Saltich served in a number of capacities with Motorola Inc., culminating in his position as Vice President and Director of the Company's Advanced CMOS Product R&D Laboratory.
Mr. Saltich also serves on the board of directors of Immersion Corporation
(IMMR) Leadis Technology (LDIS), is Executive Chairman of Vitex Systems Inc., and serves on the Technical Advisory Board for DuPont Electronic Materials Business. Mr. Saltich received both a bachelor and masters degrees in electrical engineering from the University of Illinois. In 2002, he received a distinguished alumni award from the University of Illinois.

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Mr. Theodore J. Coburn joined the Company as a director in September 2005.
In March 2006, Mr. Coburn joined Edison Schools Inc., a private educational management company, as Executive Vice President in charge of strategy, marketing and sales. Since August 1991, Mr. Coburn has served as president of the Coburn Capital Group, a boutique investment bank based in New York City. Since April 2005, Mr. Coburn has also been a partner of Triton Real Estate Partners, a real estate development company. He serves as chairman of the Allianz Global Investors Mutual Fund Complex. From March 2002 to August 2003, Mr. Coburn was senior vice president and head of the Domestic Corporate Client Group at The Nasdaq Stock Market, Inc. Mr. Coburn received a B.S. degree in Economics and Finance from the University of Virginia; an M.B.A. degree from Columbia's Graduate School of Business; and a Master of Divinity degree, a Masters degree in Education, and a Certificate of Advanced Studies in Cognitive Development from Harvard University.

Mr. Coburn, in his capacity as a trustee of the Allianz Funds (a mutual fund family), has been named as a defendant along with the investment advisers, distributor, other trustees, officers and other affiliates of the Funds in a number of pending civil class action and derivative lawsuits filed in various jurisdictions. The lawsuits involve allegations that the investment advisers and other service providers allowed or were involved in improper market timing and revenue sharing arrangements relating to the Funds that were the subject matter of various regulatory settlements with the Securities Exchange Commission and certain state regulators in 2004. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages.

Mr. Staunton joined us as a Director and our Chief Executive Officer in December 2000. Prior to joining us, Mr. Staunton served as Chief Operating Officer of Maxwell Technologies, a company which designs and manufactures multi-chip modules and board products for commercial satellite applications, from March 1999 until December 2000. Mr. Staunton was Executive Vice President of Valor Electronics Inc. from April 1996 until February 1999.
Valor Electronics designs and manufactures magnetic filter products for use in local area networks and communications products. Mr. Staunton holds a Bachelors of Science degree in Electrical Engineering from Utah State University.

Mr. Balzer was named our Chief Financial Officer in October 2004. Mr. Balzer has served as one of our Directors since September 1998. From November 1999 until October 2004, Mr. Balzer was retired. From January 1990 until his retirement in November 1999, Mr. Balzer served as Senior Vice President of Operations for Advanced Energy Industries, Inc. a company that develops, manufactures and markets power conversion devices for the semiconductor equipment industry. Mr. Balzer is a director of All America Real Estate Development, a public company, involved in real estate development and Optibrand, a private bio-medical company, involved in animal identification and tracking devices. Mr. Balzer holds a Bachelor of Science degree in Finance from the University of Colorado.

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                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                  STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF
                           THE NOMINEES NAMED ABOVE

       INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors currently consists of eight directors. The Board of Directors held a total of nine meetings during 2005. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he/she has been a director.
All committee members, excluding Ms. Doris Keitel-Schulz, attended at least 75% of the aggregate of the total number of meetings held by all committees of the Board of Directors on which he/she served during the period. Ms. Keitel-Schulz attended at least 66% of the total number of meetings held by all committees of the Board of Directors on which she served during the period. While the Company does not have a formal policy regarding the attendance of directors at the Annual Meeting of Stockholders, all directors are encouraged to attend. Two directors of the Board of Directors attended last year's Annual Meeting of Stockholders.

The Board of Directors consists of a majority of "independent directors" as such term is defined in The Nasdaq Stock Market Marketplace Rules. The Board of Directors has determined that Dr. William G. Howard, Mr. Klaus Fleischmann, Ms. Doris Keitel-Schulz, Dr. William George, Mr. Jack L. Saltich, and
Mr. Theodore J. Coburn are independent directors in accordance with the published listing requirements of NASDAQ. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company within a certain time period. In addition, as further required by the NASDAQ rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to Ramtron.

Any shareholder may communicate with members of the Board of Directors by mail addressed to an individual member of the Board, to the full Board, or to a particular committee of the Board, at the following address: c/o Ramtron International Corporation, Attn: Chairman of the Board, 1850 Ramtron Drive, Colorado Springs, Colorado 80921. This information is also available on the Company's website at www.ramtron.com.

Infineon Technologies, A.G. is entitled to designate two members of the Company's Board of Directors as long as Infineon beneficially owns shares of the Company's common stock equal to or greater than ten percent (10%) of the outstanding shares of the Company. When Infineon's beneficial ownership is equal to or greater than five percent (5%) but less than ten percent (10%) of the Company's outstanding shares, Infineon is entitled to designate one individual to be a member of the Company's board of directors. At the time Infineon's beneficial ownership is less than five percent (5%), any designated member of the board of directors is to immediately tender resignation.

                                   Page-13

The National Electrical Benefit Fund (the "Fund") is entitled to designate one member of the Company's Board of Directors as long as the Fund owns shares of the Company's common stock equal to or greater than five percent (5%) of the outstanding shares of the Company.

The three standing committees of the Board are the Audit Committee, Compensation Committee and the Nominating Committee. The Board has appointed only independent directors to the Audit, Compensation and Nominating Committees.

Audit Committee.  The members of the Audit Committee are Dr. Howard,
Mr. Fleischmann, Ms. Keitel-Schulz, Mr. Saltich, and Mr. Coburn during 2005. There were seven meetings of the Audit Committee during 2005. The Audit Committee is responsible for policies, procedures and other matters relating to accounting, internal financial controls and financial reporting, including the engagement of independent auditors and the planning, scope, timing and cost of any audit and any other services that the auditors may be asked to perform, and reviewing with the auditors their report on the Company's financial statements following the completion of each annual audit. Each Audit Committee member is considered "independent" as such term is defined in The Nasdaq Stock Market Marketplace Rules and Securities and Exchange Commission ("SEC") regulations. The Board of Directors has determined that based on the credentials of Dr. William Howard, the Chairman of the Audit Committee, Dr. Howard qualifies as an "audit committee financial expert" within the meaning of SEC regulations.

The Audit Committee has adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Appendix A. The Audit Committee Charter is also available on the Company's website, www.ramtron.com. This material is available in print to any stockholder who requests it in writing by contacting the Secretary of the Company at 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

Compensation Committee.  The members of the Compensation Committee are
Dr. Howard, Mr. Fleischmann, Ms. Keitel-Schulz, Mr. Saltich and Dr. George. The Compensation Committee met once during 2005. This committee makes recommendations to the Board of Directors regarding salaries, bonuses, stock option grants and other compensation and benefits for directors, officers and employees.

Nominating Committee.  The members of the Nominating Committee are
Dr. Howard, Mr. Fleischmann, Ms. Keitel-Schulz, Mr. Coburn and Dr. George. The Nominating Committee held one meeting in 2005. This committee identifies individuals qualified to become Board members and to recommend director nominees to the Board for election at the annual meeting of stockholders, or upon the occurrence of a vacancy on the Board. The Nominating Committee Charter is available on the Company's website at www.ramtron.com. This material is available in print to any stockholder who requests it in writing by contacting the Secretary of the Company at 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

                                   Page-14

The Nominating Committee's responsibilities include:

establishing criteria for prospective members of the Company's Board of Directors, including assessing standards for independence in accordance with applicable rules and regulations including the listing standards of The Nasdaq Stock Market, ethical standards and integrity, prior professional achievements, willingness and commitment to serving, and expertise and knowledge to bring to bear regarding the Company's business; conducting candidate searches and interviews and identifying appropriate candidates for recommendation to fill positions on the Board;

- overseeing continuing education of the Company's Board members, orientation of new Board members and engaging in annual self-assessment;

- reviewing and assessing the nominating committee's charter at least annually; and

- proposing the slate of directors to be elected at each annual meeting of the Company's shareholders.

The nominating committee will also considers suggestions regarding candidates for election to the Board submitted by shareholders in writing to the Company's Secretary. Shareholders' recommendations for nominees to the Board of Directors will be considered by the Nominating Committee provided such nominations meet certain requirements, including the following:

- the notice by a shareholder will be timely if it is received by the nominating committee not later than 120 calendar days before the anniversary of the date on which the Company first mailed its proxy materials for the prior year's annual meeting of shareholders.

- the name of the shareholder recommending the director candidate for consideration, the name of the director candidate, and the written consent of the shareholder and the director candidate to be publicly identified;

- a written statement by the director candidate agreeing to be named in the Company's proxy materials and serve as a member of the Company's Board of Directors if nominated and elected;

- a written statement by the shareholder and the director candidate agreeing to make available to the committee all information reasonably requested in connection with the nominating committee's consideration of the director candidate and that would be required to be disclosed in a proxy statement; and

- the shareholder's notice must be signed by the shareholder recommending the director candidate for consideration, include a statement regarding the form of ownership of the Company's stock by the shareholder, and, if the shareholder is not the registered owner, proof sufficient that the shareholder has held stock in the Company for at least one year. The notice must be sent to the following address: c/o Ramtron International Corporation, Attn: Secretary, 1850 Ramtron Drive, Colorado Springs, Colorado 80921 (Nominating Committee Communication/Director Candidate Recommendation).

                                   Page-15

With regard to the 2007 annual meeting of shareholders, any such suggestion must be received by the secretary no later than the date by which shareholder proposals for such annual meeting must be received as described above under the heading DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS.

COMPENSATION OF DIRECTORS. Directors, other than the Chairman of the Board of Directors, who are not officers of the Company, are paid an annual fee of $12,000, plus $1,500 for each Board of Directors meeting attended in person by those directors who reside in the United States. Directors who reside outside of the United States receive $2,500 for each Board of Directors' meeting attended in person. The Chairman of the Board of Directors is paid an annual fee of $50,000. The Chairman of the Audit Committee is paid $9,000 annually and Audit Committee members are paid $6,000 annually. The Chairman of the Compensation Committee is paid $3,000 annually and Compensation Committee members are paid $2,000 annually. The Chairman of the Nominating Committee is paid $3,000 annually and Nominating Committee members are paid $2,000 annually. Directors are also reimbursed for reasonable expenses for attending Board of Directors' meetings. Non-employee directors of the Company are eligible to be granted non-statutory stock options under the Company's 2005 Incentive Award Plan.

The following table sets forth Common Stock options granted to current non-employee directors of the Company from January 2005 through December 31, 2005. Such options were granted at the fair market value of the Company's Common Stock of the date of such grants, as defined under the 2005 Incentive Award Plan. These options were granted in recognition of the services the named individuals have performed as directors of the Company.

                              Option           Number of Securities
Name                        Grant Date      Underlying Options Granted
----                       -------------    --------------------------

William G. Howard          December 2005             300,000
Klaus Fleischmann          December 2005             150,000
Doris Keitel-Schulz        December 2005             150,000
William George             December 2005             150,000
Jack L. Saltich            December 2005             150,000
Theodore J. Coburn         December 2005             150,000

                      EXECUTIVE OFFICERS OF THE REGISTRANT

The executive officers of the Company, and certain information about them, are as follows:

Name                       Age   Position(s)
----                       ---   -------------------------------------------
William W. Staunton        58    Director, Chief Executive Officer
Eric A. Balzer             58    Director, Chief Financial Officer and
                                   Corporate Secretary
Greg B. Jones(1)           58    Director, President-Technology Group

---------
(1) Mr. Jones resigned from his position as an officer of the Company and also as a director in January 2006.

                                   Page-16

Officers are appointed by and serve at the discretion of the Board of Directors. For information concerning Mr. Staunton and Mr. Balzer, see "Nominees" above.

Mr. Jones was a Director since February 1995 until January 2006 and served as our President - Technology Group from July 2001 until January 2006. In February 1995, Mr. Jones was named President and Chief Operating Officer and served in that capacity until July 2001 when he was named President - Technology Group.

                           SECURITY OWNERSHIP OF
                     PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of April 14, 2006 by: (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of our Common Stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all directors and executive officers of the Company as a group.

                                     Shares of Common Stock         Percent
Name of Beneficial Owner(1)            Beneficially Owned         of Class(2)
---------------------------          ----------------------       -----------
Infineon Technologies, AG                   4,692,668(3)              19.0%
St. Martin Strasse 53
Munich, D-81541, Germany

National Electrical Benefit Fund            2,551,377(4)              10.1
1125 15th Street, N.W., Room 912
Washington, D.C.  20005

William W. Staunton                           575,000(5)               2.3
William G. Howard                             284,000(6)               1.2
Eric A. Balzer                                249,000(7)               1.0
Klaus Fleischmann                             164,500(8)                *
Doris Keitel-Schulz                           130,000(9)                *
William George                                 50,000(10)               *
Jack L. Saltich                                50,000(11)               *
Theodore J. Coburn                             50,000(12)               *

All directors and executive
officers as a group (8 persons)             1,552,500(13)              6.0
---------------
*    Less than one percent

(1) Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws where applicable, except as otherwise indicated in the information contained in these footnotes.

                                   Page-17

(2) Pursuant to Rule 13d-3(d)(1)(B) of the Securities Exchange Act of 1934, as amended (the Exchange Act), shares of Common Stock issuable upon the exercise of warrants or stock options held by each person or entity set forth in the table which are currently or become exercisable within 60 days are included in the number of shares of Common Stock outstanding for purposes of determining the percentage ownership of such person or entity.

(3) Includes: (i) 4,430,005 shares of Common Stock issued to Infineon Technologies, AG, pursuant to a Stock Purchase Agreement between the Company and Infineon Technologies, AG; and (ii) 262,663 shares of Common Stock issuable upon exercise of warrants held by Infineon.

(4) Includes: (i) 1,638,680 shares of Common Stock owned by the National Electrical Benefit Fund (the Fund); (ii) 905,697 shares of Common Stock issuable upon exercise of warrants held by the Fund; and (iii) 7,000 shares of Common Stock issuable upon exercise of options held by the Fund. The trustees of the Fund share voting and dispositive powers as to such shares.

(5) Includes 575,000 shares issuable to Mr. Staunton upon exercise of options that are vested and exercisable within 60 days from April 14, 2006.

(6) Includes 284,000 shares issuable to Dr. Howard upon exercise of options that are vested and exercisable within 60 days from April 14, 2006.

(7)  Includes: (i) 50,000 shares of Common Stock owned directly; and
     199,000 shares of Common Stock issuable to Mr. Balzer upon exercise of options that are vested and exercisable within 60 days from April 14, 2006.

(8)  Includes:  (i) 500 shares of Common Stock owned directly; and
     (ii) 164,000 shares of Common Stock issuable to Mr. Fleischmann upon exercise of options that are vested and exercisable within 60 days from April 14, 2006.

(9) Includes 130,000 shares of Common Stock issuable to Ms. Keitel-Schulz upon exercise of options that are vested and exercisable within 60 days from April 14, 2006.

(10) Includes 50,000 shares of Common Stock issuable to Dr. George upon exercise of options that are vested and exercisable within 60 days from April 14, 2006.

(11) Includes 50,000 shares of Common Stock issuable to Mr. Saltich upon exercise of options that are vested and exercisable within 60 days from April 14, 2006.

                                   Page-18

(12) Includes 50,000 shares of Common Stock issuable to Mr. Coburn upon exercise of options that are vested and exercisable within 60 days from April 14, 2006.

(13) Includes 1,502,000 shares of Common Stock issuable to current officers and directors upon exercise of options that are vested and exercisable within 60 days from April 14, 2006.

                              CODE OF CONDUCT

Our Code of Conduct, which applies to all employees, including all executive officers and senior officers, and directors is posted to our web site www.ramtron.com. The Code of Conduct is compliant with Item 406 of SEC Regulation S-K and The Nasdaq Stock Market corporate governance listing standards. Any material changes to the Code of Conduct will also be disclosed on our web site. Any waivers of the Code of Conduct for our executive officers, directors or senior financial officers must be approved by our Audit Committee and those waivers, if any are ever granted, would be disclosed on our web site under the caption, "Exemptions to the Code of Conduct." There have been no waivers to the Code of Conduct. This material is available in print to any stockholder who requests it in writing by contacting the Secretary of the Company at 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our Officers and Directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq Stock Market. Officers, Directors, our Chief Accounting Officer, and greater than ten percent stockholders are required by SEC regulations to furnish to the Company copies of all Section 16(a) forms filed.

To our knowledge and based solely on our review of the copies of such forms received by the Company, and written representations from certain reporting persons that no other forms were required during the fiscal year ended December 31, 2005, the Company's required Section 16 filers complied with all applicable Section 16(a) filing requirements.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information for the three years ended December 31, 2005 concerning compensation paid or accrued by the Company to or on behalf of our Chief Executive Officer during 2005 and each of the two other executive officers of the Company whose compensation during 2005 exceeded $100,000.

                                   Page-19

                                                                      Long-Term
                                                                 Compensation Awards
                                                              -------------------------
                                   Annual Compensation         Securities   Restricted
Name and                      -----------------------------    Underlying     Stock        All Other
Principal Position      Year  Salary($)   Bonus($)   Other     Options(#)    Awards($)    Compensation
------------------      ----  ---------   --------  -------   -------------------------   ------------

William W. Staunton     2005  $332,750           --  $47,927(1)        --          --           --
  Chief Executive       2004   288,750     $209,632   51,065(1)   150,000          --       $3,075(2)
  Officer               2003   264,687           --   52,991(1)   100,000          --           --

Greg B. Jones(3)        2005  $260,741           --       --       50,000          --           --
  President             2004   238,219     $172,089       --       60,000          --       $3,075(2)
  Technology Group      2003   222,338           --       --       75,000          --           --

Eric A. Balzer(4)       2005  $246,100           --       --       75,000          --           --
  Chief Financial       2004    57,500     $ 39,848  $ 3,229(5)   135,000          --           --
  Officer

-----------

(1) Includes amounts paid for housing and auto allowances and amounts paid for personal travel ($13,764) and spouse travel ($4,163) in 2005; personal travel ($18,902) and spouse travel ($2,163) in 2004; personal travel ($22,021) and spouse travel ($970) in 2003.

(2) Includes amount paid for our matching contribution to the Company's 401(k) Retirement Plan.

(3)  Mr. Jones resigned his positions with the Company in January 2006.

(4)  Mr. Balzer became the Company's Chief Financial Officer in October 2004.

(5)  Includes amounts paid for housing.

OPTION GRANTS IN 2005

The following table sets forth certain information concerning stock option grants in 2005 to each of the executive officers named in the Summary Compensation Table who received stock option grants in 2005. The exercise price of all options granted below was equal to the reported closing price of our Common Stock on The Nasdaq Stock Market (Nasdaq) on the date of grant.

                                   Page-20

                            Individual Grants
              ------------------------------------------
                                                                Potential
                                                               Realizable
                 No. of                                         Value at
               Securities % of Total                         Assumed Annual
               Underlying  Options                           Rates of Stock
                Options   Granted to  Exercise             Price Appreciation
                Granted   Employees    Price   Expiration  for Option Term(2)
Name              (#)     in 2005(1) ($/Share)    Date      5%($)     10%($)
----           ---------- ---------- --------- ---------- --------- ---------

Eric A. Balzer  75,000(3)     7.0      2.292    12/07/15   $108,107 $273,964

Greg B. Jones   50,000(3)(4)  4.7      2.292    12/07/15     72,071  182,643

---------------

(1) The Company granted options to purchase an aggregate of 1,067,965 shares to employees in 2005.

(2) Potential values are net of exercise price and before taxes payable in connection with the exercise of such options or the subsequent sale of shares acquired upon the exercise of such options. These values represent certain assumed rates of appreciation (i.e., 5% and 10% compounded annually over the term of such options) based on the SEC's rules. The actual values, if any, will depend upon, among other factors, the future performance of our Common Stock, overall market conditions and the named officer's continued employment with the Company. Therefore, the potential values reflected in this table may not necessarily be achieved.

(3) Such options were granted under the 2005 Plan and vest and become exercisable in four equal annual installments beginning December 7, 2006.

(4) Such option was canceled upon Mr. Jones's resignation from the Company in January 2006.

The Company's Chief Executive Officer, William W. Staunton, was granted an option for 200,000 shares in March 2006 with an exercise price of $1.91. The option vests and becomes exercisable in four equal annual installments beginning March 30, 2007, and the option expires on March 30, 2016. This option was granted by the Compensation Committee in part in recognition for the work performed by Mr. Staunton in 2005.

                                   Page-21

AGGREGATED OPTIONS EXERCISED IN 2005 AND OPTION VALUES AT DECEMBER 31, 2005

The following table sets forth the aggregate number and the value of options held as of the end of 2005 by the executive officers named in the Summary Compensation Table.

                                      Number of Securities             Value of Unexercised
                       Shares    Underlying Unexercised Options        In-the-Money Options
                      Acquired           at 12/31/05(#)                   at 12/31/05($)*
                        Upon     ------------------------------     --------------------------
Name                  Exercise   Exercisable      Unexercisable     Exercisable  Unexercisable
----                  --------   -----------      -------------     -----------  -------------
William W. Staunton      --        575,000            50,000          $11,250             --

Eric A. Balzer           --        199,000            75,000               --             --

Greg B. Jones            --        535,500            87,500            7,500             --

-----------

* Represents the difference between the closing price of the Company's Common Stock on December 30, 2005 as reported on Nasdaq (i.e., $2.03 per share) and the exercise price of such options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-OF-CONTROL AGREEMENTS

To induce and help assure continuity of management and operations, the Company has entered into Change-of-Control Agreements, as amended (the "Agreements") with Mr. Staunton and Mr. Balzer, which provide for certain severance benefits if the executive's employment is terminated within twelve months following a "Change-of-Control." The Agreements are effective until March 29, 2008.

Under the Agreements with Mr. Staunton and Mr. Balzer, in the event of termination of the executive's employment by the Company, other than for "Cause," or by the executive for "Good Reason," the executive will receive:
(i) a severance payment equal to 24 months of base salary including targeted bonuses at 100% attainment; (ii) up to 24 months of continued eligibility to participate in medical and health benefit plans on the same use, terms and conditions in effect for the executive prior to his termination; and
(iii) immediate vesting and ability to exercise all stock options granted to the executive.

                                   Page-22

A "Change-of-Control" generally includes the occurrence of any of the following: (i) any person becomes the beneficial owner, directly or indirectly, of 50% or more of the voting power of the outstanding securities of the Company; (ii) the approval by our shareholders of a merger of the Company with or into any other corporation of which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation; (iii) a consolidation of the Company with any other corporation; (iv) sale or disposition of all or substantially all of the Company's assets or the adoption of a plan of complete liquidation; or
(iv) the current members of the Board of Directors or those Board members nominated by the Company for election to the Board cease for any reason to constitute a majority of the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Company's Compensation Committee during 2005 were William G. Howard, Klaus Fleischmann, Doris Keitel-Schulz, William George, and Jack L. Saltich. There were no executive officers or employees of the Company that were members of the Company's Compensation Committee during 2005.

The following Board of Directors Audit Committee Report, Board of Directors Report on Executive Compensation and the Performance Graph on page 26 shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

                              BOARD OF DIRECTORS
                            AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the "Audit Committee") is composed of five directors and operates under a written charter adopted by the Board of Directors and filed as Appendix A to this Proxy. The charter is annually reassessed and updated, as needed, in accordance with applicable rules of the Securities and Exchange Commission and The Nasdaq Stock Market. Each of the members of the Audit Committee is a non-employee director of the corporation and is independent, as defined in the Nasdaq and Securities and Exchange Commission rules and regulations.

Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee's primary responsibility is to monitor and oversee these processes and recommend to the Board of Directors the selection of the Company's independent registered public accounting firm.

                                   Page-23

The Audit Committee has reviewed and discussed the Company's audited financial statements as of and for the year ended December 31, 2005 with both the independent registered public accounting firm and management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant estimates and judgments, critical accounting policies and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent registered public accounting firm matters required of auditors to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm their independence.

The audit committee has been updated periodically on management's process to assess the adequacy of the Company's internal control over financial reporting, the framework used to make the assessment, and management's conclusions on the effectiveness of the company's internal control over financial reporting. The audit committee has also discussed with KPMG LLP the Company's internal control assessment process, management's assessment with respect thereto and KPMG LLP's evaluation of the Company's internal control over financial reporting.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

                                                  William G. Howard
                                                  Klaus Fleischmann
                                                  Doris Keitel-Schulz
                                                  Jack L. Saltich
                                                  Theodore J. Coburn

                              BOARD OF DIRECTORS
                            COMPENSATION COMMITTEE
                       REPORT ON EXECUTIVE COMPENSATION

In 2005, the Compensation Committee of the Board of Directors was responsible for determining and approving the annual compensation to be paid and the benefits to be provided to the Company's executive officers and employees and for administering the Company's Amended and Restated 1986 Stock Option Plan, the 1989 Non-statutory Stock Option Plan, the 1995 Stock Option Plan, as amended, the 1999 Stock Option Plan, the 2005 Incentive Award Plan and the 401(k) Retirement Plan. The Company's compensation program is designed to attract, retain and motivate qualified executive officers that the Company believes will contribute to its long-term success. The Company's compensation program is comprised primarily of annual base salaries, bonus eligibility based on target goals set each year, stock option grants, and matching of 401(k) Retirement Plan contributions. In addition, executive officers participate in the Company's group life insurance and health benefit plans that are offered to all full-time employees. The Board considers each component of compensation within the context of the entire executive officer compensation program in making its determination.

                                   Page-24

The Compensation Committee of the Board of Directors makes recommendations to the Board of Directors regarding salaries, bonuses, stock option grants and other compensation and benefits for eligible individuals.

ANNUAL BASE SALARIES AND BONUSES. The Compensation Committee of Board of Directors reviews and approves the annual base salaries of all executive officers, including the Chief Executive Officer. In determining annual base salaries, the Compensation Committee collects and analyzes base salary information from competitors in its industry and uses that information as the basis for comparing the base salaries of the Company's executive officers to the amounts paid to executive officers with comparable qualifications, experience and responsibilities in businesses similar to the Company's business. The Compensation Committee also considers both subjective and objective factors, including, among others, an officer's responsibilities, experience and qualifications, job performance, contributions and length of service to the Company, and the Company's financial results and condition.
The Compensation Committee also approves target bonuses for executive officers based on the achievement of specified goals. The target matrix for the Company's bonus program in 2005 was not achieved and bonuses were not paid to executive officers.

STOCK OPTIONS. Options to purchase the Company's Common Stock have historically been and continue to be a key component of the Company's compensation program. The Compensation Committee of Board of Directors views the grant of stock options as a valuable incentive that serves to attract, retain and motivate executive officers and other key employees, as well as to align their interest more closely with the Company's goal of enhancing stockholder value. The Compensation Committee reviews and considers recommendations by the Company's Chief Executive Officer (other than for himself) with regard to the grant of stock options to executive officers and other key employees, and then makes recommendations to the Board of Directors. In determining the size, frequency and other terms of an option grant to an executive officer, the Compensation Committee and the Board consider a number of factors, including, among others, such officer's position, responsibilities, job performance, prior option grants, contributions and length of service to the Company and the value of his or her vested and unvested previously granted stock options, if any.

Options generally vest in annual installments over four years as long as the optionee remains an employee of the Company and, therefore, encourages an optionee to remain in the employ of the Company. In 2005, options to purchase an aggregate of 125,000 shares of Common Stock were granted to all executive officers as a group and represented approximately 13% of all options granted to the Company's employees in 2005. Information concerning options granted during 2005 to executive officers is provided in the table entitled "Option Grants in 2005" above.

                                   Page-25

COMPENSATION OF CHIEF EXECUTIVE OFFICER. The Compensation Committee of the Board of Directors generally considers the same factors in determining the Chief Executive Officer's compensation as it considers with respect to the Company's other executive officers, including both subjective and objective factors. Mr. Staunton is the Company's Chief Executive Officer. His compensation in 2005 consisted of an annual salary of $332,750 and housing, auto and travel allowances of $47,927. No bonus was paid to Mr. Staunton in 2005 as a result of the Company not achieving the set goals of the 2005 bonus program approved by the Compensation Committee.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), a publicly held corporation such as the Company will not be allowed a federal income tax deduction for compensation paid to the executive officers named in the Summary Compensation Table to the extent that compensation (including stock-based compensation) paid to a particular officer exceeds $1 million in any fiscal year unless such compensation was based on performance goals and certain other conditions are satisfied. The Compensation Committee takes the limitations of Section 162(m) into account in making its compensation decisions, but such limitations are not necessarily the determining factor. Based upon the Company's current compensation plans and policies and the regulation under Section 162(m) of the Code, the compensation to be paid to the Company's executive officers for 2005 did not and for 2006 is not expected to exceed the $1 million limitation per executive officer.

                                                  William G. Howard
                                                  Klaus Fleischmann
                                                  Doris Keitel-Schulz
                                                  William George
                                                  Jack L. Saltich

                             PERFORMANCE GRAPH

The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the S&P Electronics (Semiconductors) Industry Index and the S&P Composite Index for the period commencing December 29, 2000 and ending December 30, 2005.

In preparing the following graph, it was assumed that $100 was invested on December 29, 2000 in each of the Company's Common Stock, the S&P Electronics (Semiconductors) Index and the S&P 500 Composite Index with all dividends, if any, reinvested.

The historic stock price performance presented in the following chart is not necessarily indicative of future stock performance.

                                   Page-26

             Comparison of Five-Year Cumulative Total Return Among
 Ramtron International Corporation, the S&P Electronics (Semiconductors) Index
                         and the S&P Composite Index

                    Dec. 29,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,  Dec. 30,
                      2000      2001      2002      2003      2004      2005
                    --------  --------  --------  --------  --------  --------

Ramtron               $100     $102.63   $64.00    $59.89    $91.43   $ 46.40

S&P Electronics
  (Semiconductors)
  Industry Index       100       84.17    41.05     81.08     64.14     71.94

S&P Composite Index    100       88.12    68.64     88.33     97.94    102.75

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following are certain transactions entered into between the Company and its officers, directors and principal stockholders or their affiliates since January 1, 2005.

TRANSACTIONS INVOLVING THE NATIONAL ELECTRICAL BENEFIT FUND. The National Electrical Benefit Fund (the "Fund") is a principal stockholder of the Company.

Pursuant to a Stock and Warrant Purchase Agreement dated March 13, 1989 between the Company and the Fund, as amended by Amendment No. 1 thereto dated June 29, 1989 (the "1989 Fund Purchase Agreement"), the Company agreed to pay to the Fund, for as long as the Fund owns at least 5% of the outstanding shares of the Company's common stock, a reasonable monthly consulting fee of not more than $5,000 and to reimburse the Fund for all out-of-pocket expenses incurred in monitoring the Fund's investment in the Company. The Company is obligated to pay to the Fund approximately $60,000 per year in payment of such fees and expenses.

TRANSACTIONS INVOLVING INFINEON TECHNOLOGIES AG. Infineon Technologies AG is a principal stockholder of the Company.

On March 29, 2002, the Company issued a $3 million, 5% interest, 5-year debenture to Infineon. The debenture was convertible into the Company's common stock at a fixed conversion price of $3.769 per share, which was equal to 110% of the five-day volume weighted average price (VWAP) of the Company's common stock prior to the transaction signing. The Infineon debenture was secured by a security interest the Company granted to Infineon in certain of its accounts receivable and patents. In addition, 262,663 common stock warrants are held by Infineon with a modified exercise price of $3.04 per share and an expiration date of March 28, 2008. Interest paid to Infineon during 2005 was approximately $39,000. There were no amounts outstanding under the debenture as of December 31, 2005.

                                   Page-27

On July 1, 2005, the Company retired its outstanding 5 year, 5% fixed rate, convertible debentures with Infineon Technologies, A.G., which had been due in March 2007. The Company paid a total of approximately $1.7 million, including the aggregate principal and an aggregate premium payment representing future interest payments, to retire the debt early. The six-year warrants to purchase approximately 262,663 shares of Ramtron common stock at $3.04 per share issued with the debenture remain in effect.

EXECUTIVE OFFICERS AND CHANGE-OF-CONTROL AGREEMENTS. Our executive officers, William W. Staunton, III, and Eric A. Balzer are entitled to certain benefits upon a change-of-control. See Employment Contracts and Termination of Employment and Change-of-Control Agreements.

       PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                            INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed KPMG LLP (KPMG), independent auditors, to audit the Company's consolidated financial statements for the year ending December 31, 2006. A representative of KPMG is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

The aggregate fees paid or payable for professional services to our auditors relating to the audit of the 2005 and 2004 consolidated financial statements and the fees for other professional services billed in 2005 and 2004 were:

Type of Fee                 2005            2004
------------------        --------        --------
Audit fees                $393,600        $351,500
Audit related fees          12,000           9,500
Tax fees                    16,800          16,000
All other fees              61,500              --

AUDIT FEES. KPMG's fees billed to the Company relating to the 2005 and 2004 annual audit services and the review of interim financial statements.

AUDIT-RELATED FEES. KPMG's fees billed to the Company during 2005 and 2004 for audit-related services including fees for our employee benefit plan audit that were not included under the heading "Audit Fees."

TAX FEES. KPMG's fees billed to the Company during 2005 and 2004 for tax consultation and tax return preparation services

ALL OTHER FEES. KPMG's fees billed to the Company during 2005 for SEC filings not included in the above categories.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. KPMG did not render any professional services to the Company in 2005 or 2004 with respect to financial information systems design and implementation.

                                   Page-28

The Audit Committee has established a policy whereby the Audit Committee must pre-approve all audit and permitted non-audit services performed by the Company's independent auditors in accordance with a prior description of the services to be performed and specific estimates for each such services. The Audit Committee pre-approved all of the services performed by KPMG during fiscal 2005.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
            VOTE FOR THE RATIFICATION OF APPOINTMENT OF THE INDEPENDENT
                             AUDITORS NAMED ABOVE

                               OTHER MATTERS

The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                  FORM 10-K

COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, RAMTRON INTERNATIONAL CORPORATION, 1850 RAMTRON
DRIVE, COLORADO SPRINGS, COLORADO 80921.

                                   Page-29

                                 APPENDIX A

                      RAMTRON INTERNATIONAL CORPORATION
                           AUDIT COMMITTEE CHARTER

Purpose
-------

The purpose of the Committee is to oversee (a) the accounting and financial reporting processes of Ramtron International Corporation (the "Company") and
(b) the audits of the financial statements of the Company.

Composition of the Committee
----------------------------

Size. The size of the Committee shall be determined by the Board of Directors, but the Committee must always have at least three members.

Qualifications.

   1) Independence. Each Committee member shall meet the independence criteria of (a) the listing requirements of the Nasdaq National Stock Market as such requirements are interpreted by the Board of Directors in its business judgment and (b) Section 301 of the Sarbanes-Oxley Act of 2002 ("SOX") and the rules and listing requirements promulgated thereunder by the Securities and Exchange Commission ("SEC"), and by the National Association of Securities Dealers, Inc. ("NASD").

   2) Preparation of Financial Statements. No Committee member shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the three years prior to the proposed appointment of such member to the Committee.

   3) Financial Expertise. Each Committee member shall be able to read and understand fundamental financial statements, including a balance sheet, an income statement and a cash flow statement. Additionally, when practicable, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, sufficient to meet the criteria of a financial expert within the meaning of Section 407 of SOX and any rules promulgated thereunder by the SEC. The Board of Directors shall determine, in its business judgment, whether at least one member has such financial sophistication and satisfies the financial expert criteria of Section 407 of SOX. The designation or identification of a person as having such financial sophistication or as a financial expert shall not (a)

                                   Page-30
       impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Committee and Board of Directors in the absence of such designation or identification or (b) affect the duties, obligations or liability of any other member of the Committee or Board of Directors.

   4) Compensation. Each Committee member shall receive as compensation from the Company only those forms of compensation as are not prohibited by
       Section 301 of SOX and the rules and listing requirements promulgated thereunder by the SEC and the NASD.

Appointment. The Board of Directors will appoint the members and the Chairman of the Committee. Committee members shall serve at the pleasure of the Board of Directors and for such term or terms as the Board of Directors may determine.

Duties and Responsibilities of the Committee
--------------------------------------------

The Committee is responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company on behalf of the Board of Directors. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's interim financial statements.

The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

In performing its responsibilities, the Committee shall:

   1) Retain the Independent Auditors: The Committee has the sole authority to (a) retain and terminate the Company's independent auditors, (b) approve all audit engagement fees, terms and services and (c) approve any non-audit engagements with the Company's independent auditors. The Committee may delegate the authority to grant any pre-approvals of non-audit engagements to one or more members of the Committee as it designates, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

   2) Review and Discuss the Independence of the Auditors: In connection with the retention of the Company's independent auditors, the Committee is to, at least annually, review and discuss the information provided by management and the auditors relating to the independence of the audit firm, including, among other things, information related to the

                                   Page-31
       non-audit services provided and expected to be provided by the auditors. The Committee is responsible for (a) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the auditors and the Company consistent with applicable independence standards, including Independence Standards Board Standard 1, (b) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditors and (c) taking, or recommending that the Board of Directors take, appropriate action to oversee the independence of the auditor. In connection with the Committee's evaluation of the auditors' independence, the Committee shall also take such steps as may be required by law with respect to the identification and regular rotation of the audit partners serving on the Company's audit engagement team.

   3) Set Hiring Policies: The Committee is to set hiring policies for employees or former employees of the independent auditors, which include the restrictions set forth in Section 206 of SOX and any rules promulgated thereunder by the SEC.

   4) Review and Discuss the Audit Plan: The Committee is to review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

   5) Review and Discuss Conduct of the Audit: The Committee is to review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, relating to the conduct of the audit, as well as any audit problems or difficulties and management's response, including (a) any restriction on audit scope or on access to requested information, (b) any disagreements with management and (c) significant issues discussed with the independent auditors' national office. The Committee is to decide all unresolved disagreements between management and the independent auditors regarding financial reporting.

   6) Review and Discuss Financial Statements and Disclosures: The Committee is to review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, as well as the Company's disclosures in its Exchange Act Reports under (a) "Management's Discussion and Analysis of Financial Condition and Results of Operations" and (b) regarding internal controls and other matters required by Sections 302 and 404 of SOX and any rules promulgated thereunder by the SEC.

   7) Review and Discuss Earnings Press Releases: The Committee is to review and discuss earnings and other financial press releases (including any use of "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies (which review may occur after issuance and may be done generally as a review of the types of information to be disclosed and the form of presentation to be made).

                                   Page-32

   8) Review and Discuss Internal Audit Plans: The Committee is to review and discuss with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the plans for and the scope of their ongoing audit activities, including adequacy of staffing and compensation.

   9) Review and Discuss Internal Audit Reports: The Committee is to review and discuss with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the annual report of the audit activities, examinations and results thereof of the internal auditing department.

  10) Review and Discuss the Systems of Internal Accounting Controls: The Committee is to review and discuss with the independent auditors, the senior internal auditing executive, and, if and to the extent deemed appropriate by the Chairman of the Committee, members of their respective staffs (a) the adequacy of the Company's internal accounting controls, the Company's financial, auditing and accounting organizations and personnel, and the Company's policies and compliance procedures with respect to business practices, (b) the Company's disclosures regarding internal controls and (c) any matters required by Sections 302 and 404 of SOX and any rules promulgated thereunder by the SEC. The Committee is also to review and discuss with the independent auditors their opinion on the effectiveness of management's assessment of internal controls over financial reporting.

  11) Review and Discuss the Recommendations of Independent Auditors: The Committee is to review and discuss with the senior internal auditing executive and the appropriate members of the staff of the internal auditing department recommendations made by the independent auditors and the senior internal auditing executive, as well as such other matters, if any, as such persons or other officers of the Company may desire to bring to the attention of the Committee.

  12) Review and Discuss the Audit Results: The Committee is to review and discuss with the independent auditors (a) the report of their annual audit, or proposed report of their annual audit, (b) the accompanying management letter, if any, (c) the reports of their reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 100 and (d) the reports of the results of such other examinations outside of the course of the independent auditors' normal audit procedures that the independent auditors may from time to time undertake. The foregoing shall include the reports required by Section 204 of SOX and any rules promulgated thereunder by the SEC and, as appropriate, a review of (a) major issues regarding (i) accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and (ii) the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses

                                   Page-33
       prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

  13) Obtain Assurances under Section 10A(b) of the Exchange Act: The Committee is to obtain assurance from the independent auditors that in the course of conducting the audit, there have been no acts detected or that have otherwise come to the attention of the audit firm that require disclosure to the Committee under Section 10A(b) of the Securities Exchange Act.

  14) Discuss Risk Management Policies: The Committee is to discuss guidelines and policies with respect to risk assessment and risk management to assess and manage the Company's exposure to risk. The Committee should discuss the Company's major financial risk exposures and the steps management has taken to monitor and control these exposures.

  15) Obtain Reports Regarding Conformity With Legal Requirements and the Company's Code of Conduct: The Committee is to periodically obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct. The Committee is to review and discuss reports and disclosures of insider and affiliated party transactions. The Committee should advise the Board of Directors with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

  16) Approve Related Party Transactions: The Committee is to approve all related party transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC.

  17) Establish Procedures for Complaints Regarding Financial Statements or Accounting Policies: The Committee is to establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters as required by Section 301 of SOX and the rules and listing requirements promulgated thereunder by the SEC and the NASD.

  18) Discuss With Compliance Officer or Counsel Matters Regarding Financial Statements or Compliance Policies: The Committee should discuss with the Company's compliance officer and legal counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

                                   Page-34

  19) Review and Discuss Other Matters: The Committee should review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

  20) Make Board Reports: The Committee should report its activities regularly to the Board of Directors in such manner and at such times as the Committee and the Board of Directors deem appropriate, but in no event less than once a year. Such report shall include a review of any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function.

  21) Maintain Flexibility: The Committee, in carrying out its responsibilities, policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

Meetings of the Committee
-------------------------

The Committee shall meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Chairman of the Committee shall, in consultation with the other members of the Committee, the Company's independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing agenda therefor and supervising the conduct thereof. The Committee may also take any action permitted hereunder by unanimous written consent.

The Committee may request any officer or employee of the Company or the Company's outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall meet with the Company's management, the internal auditors and the independent auditors periodically in separate private sessions to discuss any matter that the Committee, management, the independent auditors or such other persons believes should be discussed privately.

Resources and Authority of the Committee
----------------------------------------

The Committee shall have the resources and authority appropriate to discharge its responsibilities as required by law, including the authority to engage independent counsel and other advisors as the Committee deems necessary to carry out its duties. The Company will provide for appropriate funding, as determined by the Committee, for payment of expenses of the Committee and any independent advisors the Committee may retain.

                                   Page-35

Audit Committee Report
----------------------

The Committee will prepare, with the assistance of management and outside legal counsel, the Audit Committee Report to be included in the Company's annual proxy statement.

Annual Review of Charter
------------------------

The Committee will conduct and review with the Board of Directors annually an evaluation of the adequacy of this Charter and recommend any changes to the Board of Directors. The Committee may conduct this charter evaluation in such manner as the Committee, in its business judgment, deems appropriate.

Annual Performance Evaluation
-----------------------------

The Committee will conduct and review with the Board of Directors annually an evaluation of the Committee's performance with respect to the requirements of this Charter. This evaluation should also set forth the goals and objectives of the Committee for the upcoming year. The Committee may conduct this performance evaluation in such manner as the Committee, in its business judgment, deems appropriate.

                                   Page-36

PROXY                                                                    PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                       RAMTRON INTERNATIONAL CORPORATION

                      2006 Annual Meeting of Stockholders

The undersigned stockholder(s) of Ramtron International Corporation, a Delaware corporation (the Company), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated
April 17, 2006, and hereby appoints William W. Staunton, III, and Gery E. Richards, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held June 2, 2006, at 10:30 a.m., Mountain Time, at the Hilton
Garden Inn, 1810 Briargate Parkway, Colorado Springs, Colorado 80920, and at any adjournment(s) thereof, and to vote all shares of Common Stock to which the undersigned would be entitled, if then and there personally present, on the matters set forth on reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

DO NOT FOLD, STAPLE OR MUTILATE.

                         (To be Signed on Reverse Side)
                                 SEE REVERSE SIDE

                                   Page-37

                        RAMTRON INTERNATIONAL CORPORATION
             PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.
                                     ( X )

1.  ELECTION OF DIRECTORS:

Nominees:  William G. Howard; William W. Staunton, III, Eric A. Balzer;
           Klaus Fleischmann; Doris Keitel-Schulz; William George,
           Jack L. Saltich and Theodore J. Coburn.

                       FOR           WITHHELD
                       ALL           FROM ALL
                     NOMINEES        NOMINEES
                      (    )          (    )

    FOR, except vote withheld from the following nominee(s):

      (    )------------------------------------------------------------------
                                List Nominee(s)

2.  APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS:

To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2006.

                   FOR          AGAINST          ABSTAIN
                 (     )        (     )          (     )


OTHER BUSINESS: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorney-in-fact hereunder.

                                              Dated                      2006
                                                   ---------------------
Signature(s)
            ------------------------------------------------------------------
(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                                    Page-38

==============================================================================

                                           By Order of the Board of Directors

                                           /s/ Eric A. Balzer
                                           ------------------------
                                           Eric A. Balzer
                                           Secretary

Colorado Springs, Colorado
April 17, 2006

                                    Page-39